Exhibit 10.3

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, HYPOTHECATED, GIVEN, BEQUEATHED, TRANSFERRED, ASSIGNED PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF ("TRANSFERRED") EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAW, PROVIDED THAT AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.
KOO'TOOR DESIGN, INC.
CONVERTIBLE PROMISSORY NOTE
Dated: March 18, 2019                                                                                                                                                                                                                               US $600,000.00

FOR VALUE RECEIVED, the undersigned, KOO'TOOR DESIGN, INC., a company organized under the laws of the State of Nevada (herein called the "Company"), hereby promises to pay to CARE PROVIDERS CO, INC., a corporation organized under the laws of the Province of Ontario, Canada (the "Holder"), the amount set forth above (the "Principal) no later than March 18, 2024 (the "Maturity Date"), and to pay interest (the "Interest") on any outstanding Principal at the Interest Rate as required by Section 2 hereof.
1. Interest.  Interest shall accrue on the unpaid Principal at the rate of eight percent (8%) per annum from the Closing Date, until and up to such date that the Principal is paid. Interest on the Note shall be computed on the basis of a 360-day year, comprised of twelve (12) 30-day months.
2. Default Rate.  Upon the occurrence of an Event of Default, the principal amount of the Note, and all accrued and unpaid Interest as of the date of the Event of Default, shall immediately commence accruing interest at a default rate of ten percent (10%) per annum (the "Default Rate") and shall continue to accrue interest at the Default Rate until the Event of Default has been cured.  If an Event of Default occurs and is continuing, the Principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Note Purchase Agreement.
3. Repayment.  (a) The Company may pre-pay all, or any portion, of this Note at any time upon Thirty (30) days written notice to the Holder, without penalty.
(b) Repayment of the Principal and Interest accrued hereon shall be paid in lawful money of the United States of America at New York, New York or at such other place as shall be designated by written notice by the Holder to the Company.  If a date for payment of Principal or Interest is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and Interest shall accrue for the intervening period.  Holder shall surrender the Note to the Company's U.S. legal counsel on the Maturity Date for cancellation upon full and complete repayment of the Principal and Interest.
 (c) The Holder has the right, in its sole discretion, at any time, with thirty (30) days written notice, or at any time following the Maturity Date, to convert all or part of this Note into shares of the Company's common stock at a conversion rate of $0.02 per share. The Holder shall exercise its right to convert this Note or any part thereof, by delivering to the Company a Notice of Election to Convert in the form attached hereto as Exhibit A (the "Notice of Election to Convert"). The Holder shall provide this original Note to the Company along with such Notice of Election to Convert. In the case that the Holder elects to convert the entire outstanding balance of this Note, then the Note shall be cancelled in whole. In the event that Holder elects to convert less than the entire outstanding balance of this Note, then a new Note shall be reissued reflecting the remaining balance of this Note and delivered to the Holder along with the common stock issued as a result of the Holder's Notice of Election to Convert.
(d) In the event that the Holder elects to convert the principal amount of this Note into shares of the Company's common stock, then no re-capitalization, forward split or reverse split of the Company's common stock to take effect after the date hereof but prior to the date of conversion shall have a dilutive effect on the number of shares that are to be issued as a result of such conversion.

(e) In the event that the Holder elects to convert the principal and any accrued and unpaid interest of this Note into shares of the Company's common stock, Holder shall at no time convert an amount that would put Holder in the position of holding more than 4.99% of the issued and outstanding common stock.

4. Unregistered.  This Note has not been registered under the Act, or the securities laws of any state and:
(a)
In the case of a U.S. Person (as such term is defined in Rule 902 of Regulation S under the Act) or any entity or individual that is a resident of the U.S., this Note is being offered and sold to a limited number of U.S. accredited investors in transactions not requiring registration under the Act; and

(b)	In the case of a non-U.S. Person, this Note is being offered and sold to such non-U.S. Person pursuant to Regulation S in transactions not requiring registration under the Act.
Accordingly, this Note, upon issuance, will be a "restricted security" in the United States within the meaning of Rule 144(a)(3) of the Act.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the Principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Note Purchase Agreement.
5. Non-circumvention.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.
6. Waiver.  To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Note Purchase Agreement.
7. Enforcement Fees.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, financial advisory fees and attorneys' fees and disbursements.
8. Governing Law, Jurisdiction; Severability; Jury Trial.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada.  The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.  Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.

****Signature Page to Follow****

The Company has caused this Note to be duly executed on the date first written above.

KOO'TOOR DESIGN, INC.,	CARE PROVIDERS CO, INC.
a Nevada corporation	an Ontario, Canada corporation

/s/Nerya Yakubov	/s/Ilya Aharon
Name: Nerya Yakubov	Name: Ilya Aharon
Title: Director	Title: President

EXHIBIT A

FORM OF NOTICE OF ELECTION TO CONVERT

NOTICE OF ELECTION TO CONVERT
DEBT

TO KOO'TOOR DESIGN, INC.:
The undersigned Holder of that certain debt owed to it (the "Debt") by KOO'TOOR DESIGN, INC., a Nevada corporation ("KOO'TOOR"), hereby irrevocably exercises the option to convert $_____________ of the Debt into shares of Common Stock of KOO'TOOR, at the conversion price of $0.02 per share for a total of ___________ shares and directs that the shares of the Common Stock issuable and deliverable upon the conversion be issued and delivered to the Holder hereof.

Signature:

Dated:                                  , 20

Signature Guaranteed
Fill in for name in which Shares are to be issued:

(Please print name and address, including zip code)

Social Security or other Taxpayer Identification Number

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